                                                 File Nos. 33-12000 and 811-5013

   As filed with the Securities and Exchange Commission on February 24, 1999

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                       Pre-Effective Amendment No. __                  [ ]
                       Post-Effective Amendment No. 15                 [x]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              Amendment No. 16                         [x]

                      ___________________________________

                   United Investors Annuity Variable Account
                           (Exact Name of Registrant)

                    United Investors Life Insurance Company
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama  35233
              (Address of Depositor's Principal Executive Office)

       Depositor's Telephone Number, including Area Code:  (205) 325-4300

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama  35233
                    (Name and Address of Agent for Service)

                                    Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2415

                  ____________________________________________


It is proposed that this filing will become effective (check appropriate box)
     [ ]        immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ]        on (date) pursuant to paragraph (b) of Rule 485
     [ ]        60 days after filing pursuant to paragraph (a)(l) of Rule 485
     [x]        on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
                   --------------

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered:  Variable Annuity Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage II SM variable annuity policy.

   To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 1999 (known as the "SAI"). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300

   United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 29 of this prospectus.

   The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.


                                ADVANTAGE II SM
                                VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Annuity Variable Account

   The policy has 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of Target/United Funds, Inc.:

     . Asset Strategy Portfolio
     . Balanced Portfolio
     . Bond Portfolio
     . Growth Portfolio
     . High Income Portfolio
     . Income Portfolio
     . International Portfolio
     . Limited-Term Bond Portfolio
     . Money Market Portfolio
     . Science and Technology Portfolio
     . Small Cap Portfolio

   Variable annuity policies involve certain risks, and you may lose some or all of your investment.

 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents
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Summary.....................................................................   1
  The Policy................................................................   1
  Annuity Payments..........................................................   1
  Purchasing the Policy.....................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   4
  Surrender and Partial Withdrawals.........................................   4
  Death Benefit.............................................................   4
  Other Information.........................................................   5
  Inquiries.................................................................   5

United Investors Life Insurance Company.....................................   6
  Preparing for Year 2000...................................................   6
  Published Ratings.........................................................   6

United Investors Annuity Variable Account...................................   6
  Target/United Funds, Inc..................................................   7
  Fund Management and Fees..................................................   8

Fixed Account...............................................................   9

The Policy..................................................................  10
  Issuance of a Policy......................................................  10
  Purchase Payments.........................................................  10
  Allocation of Purchase Payments...........................................  10
  Policy Value..............................................................  11
    Variable Account Value..................................................  11
    Fixed Account Value.....................................................  11
  Surrender and Partial Withdrawals.........................................  12
    Withdrawals.............................................................  12
    Automatic Partial Withdrawals...........................................  12
    Surrender...............................................................  12
    Restrictions Under the Texas ORP and Section 403(b) Plans...............  13
    Restrictions Under Other Qualified Policies.............................  13
  Transfers.................................................................  13
  Dollar Cost Averaging.....................................................  14
  Death Benefit.............................................................  14
  Required Distributions....................................................  15
  "Free Look" Period........................................................  16

Charges and Deductions......................................................  16
  Annual Deduction..........................................................  16
    Sales Charge............................................................  16
    Annual Policy Fee.......................................................  16
  Withdrawal Charge.........................................................  17
  Waiver of Withdrawal Charges Rider........................................  18
  Mortality and Expense Risk Charge.........................................  18
  Transaction Charge........................................................  18
  Premium Taxes.............................................................  19
  Federal Taxes.............................................................  19

  Fund Expenses.............................................................  19
  Older Policies............................................................  19
  Reduction in Charges for Certain Groups...................................  19

Annuity Payments............................................................  20
  Election of Annuity Payment Method........................................  20
  Retirement Date...........................................................  20
  Annuity Payment Methods...................................................  20

Distribution of the Policies................................................  21

Federal Tax Matters.........................................................  22

Historical Performance Data.................................................  25

Voting Rights...............................................................  26

Legal Proceedings...........................................................  26

Financial Statements........................................................  26

Condensed Financial Information.............................................  27

Glossary....................................................................  28

Statement of Additional Information.........................................  29

Summary
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   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage II variable annuity policy.
The Policy

   The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage II policy value among the fixed account and eleven variable investment divisions which invest in portfolios of Target/United Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Target/United Funds portfolios you select. You may lose money on investments in the variable investment divisions.

   Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

Annuity Payments

   On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

   You may choose among the following ways of receiving your annuity payments:

1. Payments for the lifetime of an individual you select (the annuitant).

2. Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3. Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

   Other annuity payment methods are available with our written consent.

Purchasing the Policy

   You can purchase a "qualified" policy (one that qualifies for favorable Federal income tax treatment), or you can purchase a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

   You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of Target/United Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

   We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

   We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

   If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a) 10% of the total purchase payments you have invested in the policy; or

(b) 10% of your policy value at the time the withdrawal is made.

   The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

   We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks.

   This charge is at an effective annual rate of 0.90% of assets. In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc.

   See the tables below and on the following page for a summary of these charges and deductions. (We may also deduct premium tax charges.)

 Policy Owner Transaction Expenses:

Deferred Sales Charge (% of each
 purchase payment, deducted at
 0.85% per year)................    8.50%
Transaction Charge (for each
 withdrawal in excess of 4 per
 policy year)...................  $20.00


   Withdrawal Charge (% of purchase payment being withdrawn):

  Years      <1         1         2         3         4         5         6         7        8+
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  %           8         7         6         5         4         3         2         1         0

Annual Policy Fee................  $50.00
Variable Account Annual Expenses:
Mortality and Expense Risk Fee...    0.90%

                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                          Management   12b-1       Other     Total Portfolio
  Portfolio                  Fee     Fees(/2/) Expenses(/3/)    Expenses
----------------------------------------------------------------------------
  Asset Strategy            0.80%      0.25%       0.13%          1.18%
----------------------------------------------------------------------------
  Balanced                  0.60%      0.25%       0.07%          0.92%
----------------------------------------------------------------------------
  Bond                      0.53%      0.25%       0.05%          0.83%
----------------------------------------------------------------------------
  Growth                    0.70%      0.25%       0.02%          0.97%
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  High Income               0.65%      0.25%       0.05%          0.95%
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  Income                    0.70%      0.25%       0.02%          0.97%
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  International             0.80%      0.25%       0.18%          1.23%
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  Limited-Term Bond         0.55%      0.25%       0.18%          0.98%
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  Money Market              0.50%      0.25%       0.08%          0.83%
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  Science and Technology    0.69%      0.25%       0.25%          1.19%
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  Small Cap                 0.85%      0.25%       0.05%          1.15%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the principal underwriter of Target/United Funds, Inc. and the policy, of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998. [1998 data to be provided when available]

   Examples. The following tables give examples of expenses you might pay, on a $1,000 investment, assuming 5% annual return on assets.

If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division          1 year           3 years           5 years           10 years
  -------------------          ------           -------           -------           --------
  Asset Strategy                $91              $133              $176               $314
  Balanced                      $88              $125              $163               $288
  Bond                          $87              $122              $159               $279
  Growth                        $89              $126              $166               $293
  High Income                   $88              $122              $165               $291
  Income                        $89              $126              $165               $293
  International                 $91              $134              $179               $319
  Limited-Term Bond             $89              $127              $166               $294
  Money Market                  $87              $122              $159               $279
  Science and Technology        $91              $133              $177               $315
  Small Cap                     $91              $132              $175               $311

If you do not surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division          1 year           3 years           5 years           10 years
  -------------------          ------           -------           -------           --------
  Asset Strategy                $21               $83              $146               $314
  Balanced                      $18               $75              $133               $288
  Bond                          $17               $72              $129               $279
  Growth                        $19               $76              $136               $293
  High Income                   $19               $76              $135               $291
  Income                        $19               $76              $136               $293
  International                 $21               $84              $149               $319
  Limited-Term Bond             $19               $77              $136               $294
  Money Market                  $17               $72              $129               $279
  Science and Technology        $21               $83              $147               $315
  Small Cap                     $21               $82              $145               $311

   These examples reflect the $50 annual policy fee as a charge of 0.11% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

   These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

   You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy, taxable earnings are considered to be paid out first, followed by your investment in the policy.

   You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars.

   Distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

   You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

   After your policy has been in effect for one year, you may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

   You cannot surrender the policy or make a withdrawal after the retirement date.

Death Benefit

   The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments.

   The death benefit will always be at least the greater of:

(a) the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(b) your policy value at the time the death benefit is paid.

   In some states, if the annuitant dies before age 75, we will enhance the death benefit to be the greatest of (a) above, (b) above, or:

(c) the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made, and withdrawal charges and transaction charges you have incurred since then.

Other Information

   Free Look: You may cancel the policy by returning it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this "free look" period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The "free look" period may be longer in some states.)

   Automatic Partial Withdrawals: After one year, you may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

   Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant becomes confined in a qualified nursing home or qualified hospital.

   Transfers: Before the retirement date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers.

   After the retirement date, the annuitant may reallocate his or her annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

   Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

   Financial Information: Condensed financial information for the variable investment divisions begins at page 27 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300
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   The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See "Federal Tax Matters.")

United Investors Life Insurance Company
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   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

Preparing for Year 2000

   Existing computer programs of many businesses were developed with a two-digit identification of the year of a transaction without consideration of the upcoming change in century or millennium in the year 2000. This means that "00" is used to identify the year, and computers may interpret this incorrectly as the year 1900 instead of 2000. If this fact were ignored, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting operations or business.

   We have been in the process of modifying our computer system and applications for the year 2000. We substantially completed this project during 1998, and will conduct final testing in 1999. We have primarily used internal staff for this conversion but are also using outside consultants where necessary. The cost of this project, which is immaterial to our financial position, is expensed as incurred.

   As a part of our activities, we rely on and communicate electronically with other financial institutions and various other organizations which have computer systems that may not be year 2000 compliant. Where possible, we are verifying that these other business systems are now year 2000 compliant or are in the process of becoming compliant. If these systems are not compliant, the potential interruptions to our operations and cost to our business may be significant.

Published Ratings

   We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account
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   The variable investment divisions are "sub-accounts" or divisions of the United Investors Annuity Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following separate investment portfolios:

   1.  Asset Strategy Portfolio;
   2.  Balanced Portfolio;
   3.  Bond Portfolio;
   4.  Growth Portfolio;
   5.  High Income Portfolio;
   6.  Income Portfolio;
   7.  International Portfolio;
   8.  Limited-Term Bond Portfolio;
   9.  Money Market Portfolio;
  10.  Science and Technology Portfolio; and
  11.  Small Cap Portfolio.

   The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio      Investment Objective and Certain Policies
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  Asset Strategy The Asset Strategy Portfolio seeks high total return over the long term. It diversifies among stocks, bonds, and short-term instruments, both in the United States and abroad.
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  Balanced       The Balanced Portfolio primarily seeks current income with a secondary goal of long-term appreciation of capital by
                 investing in a variety of securities, including debt
                 securities, common stocks and preferred stocks.
-------------------------------------------------------------------------------
  Bond           The Bond Portfolio seeks current income with an emphasis on preservation of capital. It invests primarily in debt
                 securities of varying yields, qualities, and maturities.
-------------------------------------------------------------------------------
  Growth         The Growth Portfolio primarily seeks capital growth. As a
                 secondary goal it seeks current income. It invests primarily in common stocks or securities convertible into common stocks.

  Portfolio     Investment Objective and Certain Policies
-------------------------------------------------------------------------------
  High Income   The High Income Portfolio primarily seeks high current income.
                As a secondary goal it seeks capital growth when consistent with the primary goal. It invests primarily in high-yield, high risk fixed-income securities (commonly known as "junk bonds"), but may have up to 20% of its assets in common stocks. High-
                yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. (See "Debt Securities"
                in the Target/United Funds, Inc. prospectus for a further
                description of the risk factors.)
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  Income        The Income Portfolio primarily seeks to maintain current
                income, subject to market conditions, with a secondary goal of capital growth. It invests primarily in common stocks or
                securities convertible into common stocks that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.
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  International The International Portfolio primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.
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  Limited-Term  The Limited-Term Bond Portfolio seeks a high level of current
  Bond          income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The portfolio seeks to
                maintain a dollar-weighted average maturity of its portfolio of two to five years.
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  Money Market  The Money Market Portfolio seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt obligations and obligations of the U.S. and Canadian
                Governments or their respective agencies and instrumentalities.
                Investments in the money market portfolio are neither insured nor guaranteed by the U.S. Government. There is no assurance that the portfolio will be able to maintain a net asset value of $1.00 per share.
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  Science and   The Science and Technology Portfolio seeks long-term capital
  Technology    growth through investments primarily in science and technology securities.
-------------------------------------------------------------------------------
  Small Cap     The Small Cap Portfolio seeks capital growth through a
                diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies
                positioned in new and emerging industries where the opportunity for rapid growth is above average.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

   The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

   (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................      0.30%
   Balanced...................................................      0.10%
   Bond.......................................................      0.03%
   Growth.....................................................      0.20%
   High Income................................................      0.15%
   Income.....................................................      0.20%
   International..............................................      0.30%
   Limited-Term Bond..........................................      0.05%
   Money Market...............................................      0.00%
   Science and Technology.....................................      0.20%
   Small Cap..................................................      0.35%

   (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   < $750..........................................................    0.51%
   $750-$1,500.....................................................    0.49%
   $1,500-$2,250...................................................    0.47%
   > $2,250........................................................    0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/ United Funds, Inc. For 1998, the base fee rate was
0.   %. [1998 rate to be provided when available]

Fixed Account
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   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

   As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See "Transfers.")

The Policy
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   The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

Issuance of a Policy

   If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you consent to our retaining and applying it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

Purchase Payments

   The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. Additional purchase payments may be in amounts of $100 or more. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

   If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

   You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

   Between the date that we receive the initial purchase payment and your policy's effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy's effective date:

  (a) the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

  (b) the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

   Any additional purchase payments we receive prior to the seventeenth day after your policy's effective date will be treated the same way. Upon the expiration of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day "free look" period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

   If we receive an additional purchase payment on or after the seventeenth day after your policy's effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

   Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

   Your policy value prior to the retirement date is equal to:

  (a) your variable account value; plus

  (b) your fixed account value.

   Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange is closed.

   On your policy's effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy's effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

  (a) the value of the investment division on the previous business day, increased or decreased by its investment experience and daily charge; plus


  (b) the amount of any purchase payments allocated to the investment division since the previous business day; plus

  (c) the amount of any transfers into the investment division since the previous business day; minus

  (d) the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

  (e) the amount of any transfers out of the investment division since the previous business day; minus

  (f) the portion of any annual deduction allocated to the investment division since the previous business day; minus

  (g) the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

   Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

 Fixed Account Value. At the end of any business day, your fixed account value is equal to:

  (a) the sum of all purchase payments allocated to the fixed account; plus

  (b) any amounts transferred into the fixed account; plus

  (c) total interest credited; less

  (d) any amounts transferred out of the fixed account; less

  (e) the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

  (f) the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

   Withdrawals. You may make a partial withdrawal from your policy value after the first policy year and prior to the retirement date. You must send a written request to our home office in a form acceptable to us. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

   You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

   You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See "Withdrawal Charge" and "Transaction Charge.") Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

   Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available after the first policy year and before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

   Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

   Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, by sending a written request to our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. (See "Federal Tax Matters.") No surrender may be made after the retirement date.

   Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

  (a) termination of employment in the Texas public institutions of higher education;

  (b) retirement; or

  (c) death.

Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

   Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

  (a) death of the employee;

  (b) reaching age 59 1/2;

  (c) separation from service;

  (d) disability; or

  (e) financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

   Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued.

Transfers

   You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

   You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

   Any amount transferred must be at least:

  (a) $500; or

  (b) the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

  (a) 25% of the prior policy anniversary's fixed account value; or

  (b) the amount of the prior policy year's transfer.

   Transfers may be made by a written request to our home office or by calling us if a written authorization for telephone transfers is on file. We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

   We will make each transfer, without the imposition of any fee or charge, at the end of the first business day during which or after which we receive a valid, complete transfer request. We may suspend or modify this transfer privilege at any time.

   You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Dollar Cost Averaging

   Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

   Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in "Transfers" above.

Death Benefit

   The policy pays a death benefit to the beneficiary named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greater of:

  (a) the total purchase payments made, less any amounts withdrawn and any withdrawal charges, and less any transaction charges; or

  (b) the policy value.

In addition, in some states, we may provide an enhanced death benefit if the annuitant dies before attained age 75. In this case, the death benefit will be the greatest of (a) and (b), as described above, or:

  (c) the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made, and withdrawal charges or transaction charges you have incurred since then.

   Upon receiving due proof of death, we will pay the death benefit proceeds to the beneficiary in a lump sum or under one of the annuity payment methods. (See "Annuity Payments.") However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive both due proof of death and instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods). If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

   If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See "Required Distributions" below.)

   The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant's death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If upon death of any owner the owner's designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

   As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary's creditors.

Required Distributions

   In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

  (a) if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner's death; and

  (b) if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death.

These requirements will be considered satisfied as to any portion of the owner's interest that is payable as annuity payments, beginning within one year of that owner's death, that will be made over the life of the owner's designated beneficiary or over a period not extending beyond his life expectancy.

   If any owner dies before the retirement date, then ownership of the policy passes to the owner's designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner's designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner's designated beneficiary is the beneficiary named in the policy.

   If the owner's designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

   If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner's designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner's designated beneficiary:

      (a) elects to delay receipt of the proceeds for up to five years;

      (b) is the deceased owner's spouse and elects to continue the policy;
          or

      (c) elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

   The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

   Other rules may apply to qualified policies.

"Free Look" Period

   If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day "free look" period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, you must mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "free look" period may be longer than 10 days where required by state law.

Charges and Deductions
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   We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

   On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

   Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

   Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

   We may deduct a withdrawal charge if you:

  (a) make partial withdrawals under the policy;

  (b) surrender the policy; or

  (c) annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

  Number of Policy Anniversaries
  since receipt of Purchase Payment:   0   1   2   3   4   5   6   7   8+
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  Withdrawal Charge
  (% of Purchase Payment):            8%  7%  6%  5%  4%  3%  2%  1%  none

   There is a "free withdrawal amount" that can be withdrawn without a withdrawal charge. This is only available after the first policy year. The free withdrawal amount is the greater of:

  (a) 10% of cumulative purchase payments; or

  (b) 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

   The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

   For purposes of calculating the withdrawal charge:

  (a) the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation last;

  (b) amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

  (c) if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge.

   As shown above, the withdrawal charge percentage varies, depending on the "age" of the purchase payments included in the withdrawal--that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

   We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

   We waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, provided that certain conditions are met. These conditions include:

  (a) the waiver of withdrawal charges rider is attached to your policy;

  (b) the annuitant is confined to a "Qualified Nursing Home" or "Qualified Hospital" for at least 60 days;

  (c) the annuitant was age 75 or younger on the policy's effective date;

  (d) the policy was in force at least one year at the time confinement began;

  (e) written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends; and

  (f) confinement was recommended by a "Physician" due to injury, sickness or disease.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began. Waiver of withdrawal charges is subject to all of the conditions and provisions of the rider. (See your policy.) The rider is not available in all states.

Mortality and Expense Risk Charge

   We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

   The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

   You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

   We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

   Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")

Fund Expenses

   The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Target/United Funds, Inc. (See "Summary--Charges and Deductions.")

Older Policies

   For some older policies--issued before May 1, 1992 (or later in some states)--a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

   Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

   We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy;

  (b) our customers or distributors of the policies who are transferring existing policy values to a policy;

  (c) individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

  (d) individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments
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Election of Annuity Payment Method

   As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

   The first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

   A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy's effective date.

   If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See "Withdrawal Charge.")

Annuity Payment Methods

   The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

   Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

   Annuity payment methods currently include:

  Life Annuity with No      This method provides monthly annuity payments during the
  Guaranteed Period         lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies
                            before the third payment is due; and so forth.
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  Joint Life Annuity        This method provides monthly annuity payments during the
  Continuing to             lifetime of the annuitant and a joint annuitant. Payments will
  the Survivor              continue to the survivor for the survivor's remaining
                            lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
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  Life Annuity with 120 or  This method provides monthly annuity payments during the
  240 Monthly Payments      lifetime of the annuitant. A guaranteed period of 120 or 240
  Guaranteed                months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

   If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed.

   The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

  (a) variable annuity payments vary with the investment experience of the underlying portfolios of Target/United Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

    (b) annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

   The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

   Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the "assumed investment rate," better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

   Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

   If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

   After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See "Voting Rights" and "Transfers.")

   The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies
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   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the distribution of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies. Bonus compensation will be based on the amount of purchase payments received.

Federal Tax Matters
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   The following discussion is general and is not intended as tax advice.

   We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

   The policy may be purchased on a non-tax-qualified basis ("non-qualified policy") or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

   Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

   Taxation of Annuities in General. The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and "Required Distributions" (at page 15 of this prospectus) describe the requirements necessary to qualify.

   Section 72 of the Code governs taxation of annuities in general.

   An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

   An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner's "investment in the contract" during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

   The following discussion applies to policies owned by natural persons.

   Withdrawals. In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total policy value. The "investment in the contract" generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual's gross income). For qualified policies, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a qualified policy.

   Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

   In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the "investment in the contract."

   Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the "investment in the contract" will be taxed.

  . For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments.

  . For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

   Penalty Tax. In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

    (a) made on or after the taxpayer attains age 59 1/2;

    (b) made as a result of an owner's death or attributable to the taxpayer's disability; or

    (c) received in substantially equal periodic payments as a life annuity.

Other tax penalties may apply to distributions from a qualified policy.

   Aggregation of Contracts. All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

   Transfers and Assignments. A transfer or assignment of ownership of a policy, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

   Death Benefits. Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

  (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

  (b) if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

   Qualified Policies. The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

     (a)  contributions in excess of specified limits;

    (b) distributions prior to age 59 1/2 (subject to certain exceptions);

    (c) distributions that do not conform to specified commencement and minimum distribution rules; and

    (d) other circumstances specified in the Code.

   We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

   Required Distributions. For qualified plans under Sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

   Corporate Pension and Profit-Sharing Plans. Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

   Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

    (a) elective contributions made in years beginning after December 31, 1988;

    (b) earnings on those contributions; and

    (c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

   In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Individual Retirement Annuities. Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of $2,000 or 100% of the policy owner's adjusted gross income. These contributions may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

   Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that--once aggregate distributions exceed contributions to the Roth IRA--income tax and a 10% penalty tax may apply to distributions made:

    (a) before age 59 1/2 (subject to certain exceptions); or

  (b) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

No distribution from a Roth IRA is required at any time before the policy owner's death.

   Deferred Compensation Plans. Section 457 of the Code provides for certain deferred compensation plans available with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. Under non-governmental plans, all amounts are subject to the claims of general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

   All Policies. As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data
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   We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

   The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

   We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including:

    (a) one year;

    (b) five years;

    (c) ten years; and

    (d) the period starting when the investment division commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

   We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

   The Statement of Additional Information has more information about performance data calculations.

Voting Rights
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   To the extent required by law, we will vote shares of Target/United Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Target/United Funds, Inc. shares in our own right, we may elect to do so. Target/United Funds, Inc. does not hold regular annual shareholder meetings.

   The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

   The number of votes for a portfolio which are available will be determined as of the record date established by Target/United Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by Target/United Funds, Inc.

   Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

  Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of Target/United Funds, Inc.

Legal Proceedings
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   There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

Financial Statements
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   Our financial statements and those for the Variable Account (as well as the Auditors' Reports thereon) are in the Statement of Additional Information.

Condensed Financial Information
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   The following table gives "per unit" information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account's financial statements (including the notes thereto) included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

                   Money                  High                                 Inter-        Small
Investment         Market      Bond      Income     Growth      Income        national        Cap         Balanced
Division:        ---------- ---------- ---------- ----------- -----------    ----------    ----------    ----------
January 1,
 1989...........      1.088      1.097      1.131       1.084         --            --            --            --
December 31,
 1989...........      1.174      1.216      1.074       1.371         --            --            --            --
January 1,
 1990...........      1.174      1.216      1.074       1.371         --            --            --            --
December 31,
 1990...........      1.254      1.287      0.987       1.286         --            --            --            --
January 1,
 1991...........      1.254      1.287      0.987       1.286         --            --            --            --
December 31,
 1991...........      1.312      1.482      1.312       1.735       1.072(a)        --            --            --
January 1,
 1992...........      1.312      1.482      1.312       1.735       1.072           --            --            --
December 31,
 1992...........      1.342      1.582      1.505       2.078       1.209           --            --            --
January 1,
 1993...........      1.342      1.582      1.505       2.078       1.209           --            --            --
December 31,
 1993...........      1.365      1.762      1.758       2.348       1.406           --            --            --
January 1,
 1994...........      1.365      1.762      1.758       2.348       1.406           --            --            --
December 31,
 1994...........      1.403      1.643      1.698       2.383       1.378         0.997(b)      1.202(b)      0.991(b)
January 1,
 1995...........      1.403      1.643      1.698       2.383       1.378         0.997         1.202         0.991
December 31,
 1995...........      1.468      1.963      1.989       3.272       1.796         1.060         1.577         1.219
January 1,
 1996...........      1.468      1.963      1.989       3.272       1.796         1.060         1.577         1.219
December 31,
 1996...........      1.528      2.012      2.217       3.645       2.132         1.209         1.696         1.344
January 1,
 1997...........      1.528      2.012      2.217       3.645       2.132         1.209         1.696         1.344
December 31,
 1997...........      1.592      2.189      2.506       4.388       2.666         1.399         2.211         1.578
January 1,
 1998...........      1.592      2.189      2.506       4.388       2.666         1.399         2.211         1.578
December 31,
 1998...........      1.658      2.329      2.532       5.537       3.201         1.856         2.429         1.700
                 Limited-                    Science
                   Term         Asset          and
Investment         Bond        Strategy     Technology
Division:        ------------ ------------- -------------
January 1,
 1989...........       --            --            --
December 31,
 1989...........       --            --            --
January 1,
 1990...........       --            --            --
December 31,
 1990...........       --            --            --
January 1,
 1991...........       --            --            --
December 31,
 1991...........       --            --            --
January 1,
 1992...........       --            --            --
December 31,
 1992...........       --            --            --
January 1,
 1993...........       --            --            --
December 31,
 1993...........       --            --            --
January 1,
 1994...........       --            --            --
December 31,
 1994...........     0.997(b)        --            --
January 1,
 1995...........     0.997           --            --
December 31,
 1995...........     1.129         1.012(c)        --
January 1,
 1996...........     1.129         1.012           --
December 31,
 1996...........     1.161         1.064           --
January 1,
 1997...........     1.161         1.064           --
December 31,
 1997...........     1.230         1.202         1.155(d)
January 1,
 1998...........     1.230         1.202         1.155
December 31,
 1998...........     1.300         1.310         1.672

                         ACCUMULATION UNITS OUTSTANDING

                   Money                  High                                 Inter-        Small
Investment         Market      Bond      Income     Growth      Income        national        Cap         Balanced
Division:        ---------- ---------- ---------- ----------- -----------    ----------    ----------    ----------
December 31,
 1989...........  7,833,120  7,035,149 11,565,436  17,401,327         --            --            --            --
December 31,
 1990........... 10,673,859 10,260,056 11,430,492  25,663,814         --            --            --            --
December 31,
 1991........... 13,818,073 17,155,802 15,904,632  36,185,081  13,434,291           --            --            --
December 31,
 1992........... 16,837,063 29,787,569 25,935,498  55,229,057  52,063,508           --            --            --
December 31,
 1993........... 17,897,447 44,792,360 38,757,852  89,948,476 108,139,963           --            --            --
December 31,
 1994........... 20,471,850 43,111,140 40,825,454 111,492,038 154,850,855    25,149,046    12,901,165     8,285,256
December 31,
 1995........... 24,201,405 43,067,978 41,566,061 122,901,754 179,416,052    45,528,402    34,060,411    18,645,118
December 31,
 1996........... 23,280,737 43,901,442 41,973,073 135,309,921 210,826,563    63,389,043    55,504,706    30,524,995
December 31,
 1997........... 26,450,888 43,769,678 45,793,587 140,325,438 232,342,721    78,779,114    64,836,083    41,697,180
December 31,
 1998........... 31,698,628 47,362,351 48,355,147 143,565,102 246,348,082    87,048,577    71,391,390    52,558,411
                 Limited-                    Science
                   Term         Asset          and
Investment         Bond        Strategy     Technology
Division:        ------------ ------------- -------------
December 31,
 1989...........       --            --            --
December 31,
 1990...........       --            --            --
December 31,
 1991...........       --            --            --
December 31,
 1992...........       --            --            --
December 31,
 1993...........       --            --            --
December 31,
 1994........... 1,129,780           --            --
December 31,
 1995........... 2,002,578     4,228,164           --
December 31,
 1996........... 2,631,935     7,517,085           --
December 31,
 1997........... 2,888,746     7,707,088     8,213,309
December 31,
 1998........... 3,396,477    10,190,875    19,514,662

(a) Commencement of operations on July 16, 1991 at 1.000.
                                          (c) Commencement of operations on
--------                                     May 1, 1995 at 1.000.
(b) Commencement of operations on May 3, 1994 at 1.000.
                                          (d) Commencement of operations on
                                             April 4, 1997 at 1.000.

Glossary
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  Annuitant           The annuitant is the individual whose life expectancy
                      determines the size of annuity payments and whose actual
                      lifetime may determine the duration of annuity payments.
------------------------------------------------------------------------------------
  Beneficiary         The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the
                      retirement date.
------------------------------------------------------------------------------------
  Business Day        A business day is Monday through Friday, except for any
                      customary U.S. business holiday when the New York Stock
                      Exchange is not open for trading. Those holidays currently are
                      New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
                      Good Friday, Memorial Day, Independence Day, Labor Day,
                      Thanksgiving Day, and Christmas Day.
------------------------------------------------------------------------------------
  Joint Annuitant     The joint annuitant, if any, is a second individual whose
                      joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the
                      annuitant may determine the duration of annuity payments.
------------------------------------------------------------------------------------
  Owner's Designated  The owner's designated beneficiary (a joint owner, if any, or
  Beneficiary         the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
------------------------------------------------------------------------------------
  Policy Year         A policy year is a year that starts on the policy's effective date or on a policy anniversary.
------------------------------------------------------------------------------------
  Retirement Date     The retirement date is the date on which annuity payments are to start.
------------------------------------------------------------------------------------
  We, Us, Our         We are United Investors Life Insurance Company.
------------------------------------------------------------------------------------
  You, Your           You are the policy owner.

Statement of Additional Information
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   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

                               Table of Contents

The Policy..................................................................   3
  Accumulation Units........................................................   3
  Annuity Units.............................................................   3
  Net Investment Factor.....................................................   4
  Determination of Annuity Payments.........................................   4
    Fixed Annuity Payments..................................................   4
    Variable Annuity Payments...............................................   5
  The Contract..............................................................   5
  Misstatement of Age or Sex................................................   6
  Annual Report.............................................................   6
  Non-Participation.........................................................   6
  Delay or Suspension of Payments...........................................   6
  Ownership.................................................................   6
  Beneficiary...............................................................   7
  Change of Owner or Beneficiary............................................   7
  Assignment................................................................   7
  Incontestability..........................................................   7
  Evidence of Survival......................................................   7
Performance Data Calculations...............................................   7
  Money Market Investment Division Yield Calculation........................   7
  Average Annual Total Return Calculations..................................   8
Federal Tax Matters.........................................................  10
  Taxation of United Investors..............................................  10
  Tax Status of the Policies................................................  11
  Required Distributions....................................................  12
  Withholding...............................................................  12
Addition, Deletion or Substitution of Investments...........................  12
Distribution of the Policy..................................................  13
Safekeeping of Variable Account Assets......................................  14
State Regulation............................................................  14
Records and Reports.........................................................  14
Legal Matters...............................................................  14
Experts.....................................................................  15
Other Information...........................................................  15
Financial Statements........................................................  15

                   United Investors Annuity Variable Account


                      Statement of Additional Information
                      -----------------------------------
                                    for the

                                 ADVANTAGE II(SM)
                                VARIABLE ANNUITY

                                   Offered by

                    United Investors Life Insurance Company



This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage II(SM) Deferred Variable Annuity Policy (the "Policy") offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1999, by writing to United Investors Life Insurance Company, Variable Products Division, P.O. Box 156, Birmingham, Alabama 35201-0156. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                                 Dated:  May 1, 1999

                                 TABLE OF CONTENTS


                                                                   Corresponding
                                                                      Page in
                                                          Page       Prospectus
                                                          ----     -------------
THE POLICY ..............................................   3            10
  Accumulation Units ....................................   3
  Annuity Units .........................................   3
  Net Investment Factor .................................   4
  Determination of Annuity Payments .....................   4
     Fixed Annuity Payments .............................   4
     Variable Annuity Payments ..........................   5
  The Contract ..........................................   5
  Misstatement of Age or Sex ............................   6
  Annual Report .........................................   6
  Non-Participation .....................................   6
  Delay or Suspension of Payments .......................   6
  Ownership .............................................   6
  Beneficiary ...........................................   7
  Change of Ownership or Beneficiary ....................   7
  Assignment ............................................   7
  Incontestability ......................................   7
  Evidence of Survival ..................................   7

PERFORMANCE DATA CALCULATIONS ...........................   7            25
  Money Market Investment Division Yield Calculation ....   7
  Average Annual Total Return Calculations ..............   8

FEDERAL TAX MATTERS .....................................  10            22
  Taxation of United Investors ..........................  10
  Tax Status of the Policies ............................  11
  Required Distributions ................................  12
  Withholding ...........................................  12

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS .......  12

DISTRIBUTION OF THE POLICY ..............................  13            21

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS ..................  14

STATE REGULATION ........................................  14

RECORDS AND REPORTS .....................................  14

LEGAL MATTERS ...........................................  14            26

EXPERTS .................................................  15

OTHER INFORMATION .......................................  15

FINANCIAL STATEMENTS ....................................  15            26

                                 THE POLICY
                                 ----------


     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units
------------------

     An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division's appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received.

     The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units
-------------

     An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period for such Investment Division's Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor
---------------------

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (c) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

     (2)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

          (b) the charge or credit for any taxes reserved for the previous Valuation Period; and

     (3)  is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments
---------------------------------

     At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

     Fixed Annuity Payments. Fixed Annuity Payments provide guaranteed annuity
     ----------------------
payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     Variable Annuity Payments. The dollar amount of the first Variable Annuity
     -------------------------
Payment is determined by multiplying the net value applied by purchase rates based on the 1971 Individual Mortality Table (set back two years) with interest at 4.0%. Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

     After the Retirement Date, the Annuitant may reallocate the value of the Annuitant's interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

     United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract
------------

     The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

     Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex
--------------------------

     If the Annuitant's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report
-------------

     At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation
-----------------

     The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Delay or Suspension of Payments
-------------------------------

     We will normally pay a surrender or any withdrawal within seven days after we receive your Written Request in our home office. However, payment of any amount from the Investment Divisions of the Variable Account may be delayed or suspended whenever:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

     b) the U.S. Securities and Exchange Commission by order permits postponement for the protection of Policyholders; or

     c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Purchase Payments paid by check may be delayed until such time as the check has cleared your bank.

Ownership
---------

     The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner's Designated Beneficiary will become the Owner; if there is no Owner's Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

Beneficiary
-----------

     The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant's death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner's estate.

Change of Ownership or Beneficiary
----------------------------------

     Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us before making a change. A change of ownership may be a taxable event.

Assignment
----------

     You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability
----------------

     United Investors will not contest the Policy.

Evidence of Survival
--------------------

     Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.



                         PERFORMANCE DATA CALCULATIONS
                         -----------------------------


     We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Money Market Investment Division Yield Calculation
--------------------------------------------------

     In accordance with regulations adopted by the SEC, if we disclose the current annualized yield of the Money Market Investment Division for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Money Market Portfolio or on its portfolio securities. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Money Market Portfolio of the Fund.

     The SEC also permits us to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

       Effective Yield  =  [(Base period return +1) * 365/7] - l

     For the seven-day period ending December 31, 1998, the Money Market Investment Division annualized yield was 3.31%. For the same period, the effective yield was 3.37%.

     The actual yield of the Money Market Investment Division is affected by:
(l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Money Market Portfolio; (3) the types and quality of securities held by the Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

Average Annual Total Return Calculations
----------------------------------------

     For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1 + T) * n  =  ERV

Where

P      =    a hypothetical initial payment of $1,000
T      =    average annual total return
N      =    number of years in the period
ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

     All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.



                                 STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

Investment                 1 Year to         5 Years to      10 Years to       Inception to        Inception
Division                   12/31/98           12/31/98         12/31/98          12/31/98            Date
----------                 ---------         ----------      -----------       ------------        ---------
Asset Strategy               1.43%             N/A              N/A                 5.86%           5/01/95

Balanced                     0.16%             N/A              N/A                10.83%           5/03/94

Bond                        -1.15%             4.61%           7.21%                7.08%           7/13/87

Growth                      18.65%            17.78%          17.10%               15.52%           7/13/87

High Income                 -6.50%             6.47%           7.78%                7.86%           7/13/87

Income                      12.52%            16.93%            N/A                16.21%           7/16/91

International               25.16%             N/A              N/A                13.00%           5/03/94

Limited-Term Bond           -1.83%             N/A              N/A                 4.44%           5/03/94

Science and Technology      37.23%             N/A              N/A                30.46%           4/04/97

Small Cap                    2.34%             N/A              N/A                19.88%           5/03/94

     From time to time we may also disclose average annual total returns in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

                                 NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

Investment                  1 Year to         5 Years to      10 Years to        Inception to        Inception
Division                    12/31/98           12/31/98         12/31/98           12/31/98            Date
----------                  ---------         ----------      -----------        ------------        ---------
Asset Strategy                8.43%               N/A              N/A               7.02%            5/01/95

Balanced                      7.16%               N/A              N/A              11.41%            5/03/94

Bond                          5.85%              5.11%             7.21%             7.08%            7/13/87

Growth                       25.65%             18.09%            17.10%            15.52%            7/13/87

High Income                   0.50%              6.93%             7.78%             7.86%            7/13/87

Income                       19.52%             17.25%             N/A              16.26%            7/16/91

International                32.16%               N/A              N/A              13.54%            5/03/94

Limited-Term Bond             5.17%               N/A              N/A               5.16%            5/03/94

Science and Technology       44.23%               N/A              N/A              33.72%            4/04/97

Small Cap                     9.34%               N/A              N/A              20.32%            5/03/94

     The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based.
Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

     The figures shown above do not reflect the "12b-l" service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, returns would have been lower.



                                 FEDERAL TAX MATTERS
                                 -------------------


Taxation of United Investors
----------------------------

     United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. United Investors does not control the Fund or the Portfolios' investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Required Distributions
----------------------

     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

     These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's designated Beneficiary or over a period not extending beyond his life expectancy.

     If the Owner's designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

Withholding
-----------

     Distributions from the Policy generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.



               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
               -------------------------------------------------

     United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another

Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.



                          DISTRIBUTION OF THE POLICY
                          --------------------------

     The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of Waddell & Reed, Inc. ("W&R"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with W&R. W&R is registered with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The total commissions paid by United Investors for the sale of the Policy were

$17,967,189 during 1996, $17,930,576 during 1997, and $__,___,___ during 1998.
The Policies are offered to the public through brokers licensed under the Federal securities laws and state insurance laws that have entered into agreements with W&R. The offering of the Policies is continuous, and W&R does not anticipate discontinuing the offering of the Policies. However, W&R reserves the right to discontinue the offering of the Policies.



                    SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
                    --------------------------------------

     United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors' general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.



                               STATE REGULATION
                               ----------------

     United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.



                                 RECORDS AND REPORTS
                                 -------------------

     All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.



                                 LEGAL MATTERS
                                 -------------

     Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.


                                 EXPERTS
                                 -------

     The balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Annuity Variable Account as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 1998 have been included herein in reliance upon the report of ____________________, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                                 OTHER INFORMATION
                                 -----------------

     A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.



                                 FINANCIAL STATEMENTS
                                 --------------------

     The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

PART C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements
     --------------------

     All required financial statements to be filed by amendment.

(b)  Exhibits
     --------

       (1) Resolution of the Board of Directors of United Investors Life Insurance Company ("United Investors") authorizing establishment of the United Investors Annuity Variable Account.\2\
       (2) Custody Agreements:  Not Applicable.
       (3) (a) Principal Underwriting Agreement.\4\
           (b) Broker-Dealer Sales Agreement.\5\
           (c) Commission Schedule.\3\
       (4) (a) Annuity Policy, Form VA92.\4\
           (b) Annuity Policy, Form VA87.\1\
           (c) Death Benefit Endorsement, Form DBEND.\6\
           (d) Variable Annuity Endorsement, Form ENDVA.\6\
           (e) Fixed Account Rider, Form FA95.\7\
           (f) Death Benefit and Withdrawals Endorsement, Form VE98.\1\
       (5) Application.\3\
       (6) (a) Certificate of Incorporation of United Investors.\8\
           (b) By-Laws of United Investors.\8\
       (7) Reinsurance Contracts:  Not Applicable.
       (8) (a) Participation Agreement for TMK/United Funds, Inc.\9\
           (b) Form of Administration Agreement:  Not Applicable
       (9) Opinion of Counsel.\10\
      (10) (a) Consent of Sutherland Asbill & Brennan LLP.\10\
           (b) Consent of Independent Auditors.\10\
      (11) Financial statements omitted from Item 23:  Not Applicable.
      (12) Agreements/understandings for providing initial capital:
           Not Applicable.
      (13) Performance Data Calculations.\7\
---------------------------------
 \1\ Filed herewith.

 \2\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to Form N-4 Registration Statement, File No. 33-12000).

 \3\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).

 \4\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

 \5\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 28, 1993 as an Exhibit to Post-Effective Amendment No. 7 to Form N-4 Registration

    Statement, File No. 33-12000).

 \6\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

 \7\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.

 \8\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

 \9\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

\10\ To be filed by amendment.


Item 25.  Directors and Officers of the Depositor
          ---------------------------------------

Name and Principal     Position and Offices
Business Address*      with Depositor
-----------------      --------------

C. B. Hudson**         Chairman of the Board of Directors and Chief
                       Executive Officer

Anthony L. McWhorter   Director and President

W. Thomas Aycock       Director, Vice President and Chief Actuary

Tony G. Brill**        Director and Executive Vice President - Administration

Mark S. McAndrew**     Senior Vice President - Marketing

Larry M. Hutchison**   Director

Michael J. Klyce       Vice President and Treasurer

John H. Livingston     Director, Secretary and Counsel

James L. Mayton, Jr.   Vice President and Controller

Carol A. McCoy         Director and Assistant Secretary

Ross W. Stagner        Director and Vice President

Terry W. Davis         Director
-------------------------
* Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
** Principal business address: Torchmark Corporation, 3700 South Stonebridge,
   McKinney, Texas 75070.

Item 26. Persons Controlled by or Under Common Control with the Depositor or
         -------------------------------------------------------------------
         Registrant
         ----------

    The Depositor, United Investors Life Insurance Company, Inc. ("United Investors"), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

                                             Parent   State/Jurisdiction
Company                                     Co. Code   of Incorporation
------------------------------------------  --------  ------------------
American Income Life Insurance Co.             A           Indiana

American Life and Accident Insurance Co.       A           Texas

Brown-Service Funeral Homes Co., Inc.          B           Alabama
  (Services burial insurance policies)

First United American Life Insurance Co.       D           New York

Globe Insurance Agency, Inc.                   A           Arkansas

Globe Life And Accident Insurance Co.          C           Delaware

Globe Marketing Services Inc.                  A           Oklahoma

Liberty National Auto Club, Inc.               B           Alabama

Liberty National GroupCare, Inc.               B           Alabama

Liberty National Life Insurance Co.            C           Alabama

Maxwell's Energy Company, Inc.                 C           Alabama

Stonegate Management Company                   E           Alabama

Stonegate Realty Company                       E           Delaware

Torch Royalty Company                          B           Delaware

Torchmark Corporation (holding company)                    Delaware

Torchmark Development Corporation              C           Alabama

United American Insurance Co.                  C           Delaware

United Investors Life Insurance Co.            B*          Missouri

Waddell & Reed Asset Management Co.            C           Missouri
-------------------------
*   Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes
-----------------------------------------
A   Globe Life And Accident Insurance Co.
B   Liberty National Life Insurance Co.
C   Torchmark Corporation
D   United American Insurance Co.
E   Torchmark Development Corporation

Item 27.  Number of Policy Owners
          -----------------------

    As of December 31, 1998, there were 40,251 owners of the Policies.


Item 28.  Indemnification
          ---------------

    Article XII of United Investors' By-Laws provides as follows:

    "Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
          ----------------------

(a) Waddell & Reed, Inc. ("W&R") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principal underwriter for certain flexible premium variable life insurance policies issued through United Investors Life Variable Account, United Investors Universal Life Variable Account, and Target/United Funds, Inc.

(b) The following table provides certain information with respect to each Director, officer and partner of each principal underwriter.

Name and Principal          Positions and Offices
Business Address*           With Underwriter
------------------          ---------------------

Keith A. Tucker             Chairman and Director
                                         --------

Robert L. Hechler           President, Chief Executive Officer, Principal
                            Financial Officer, Director and Treasurer
                                               --------

Henry J. Herrmann           Director
                            --------

Helge K. Lee                Senior Vice President, Secretary and General Counsel

Robert J. Williams, Jr.     Executive Vice President and National Sales Manager

Michael D. Strohm           Senior Vice President and Controller

Michael G. Gerken           Senior Vice President

David R. Burford            Vice President

Steven E. Hermes            Vice President

William D. Howey, Jr.       Vice President

Terry M. Parker             Vice President
-------------------------
* The principal business address for the officers and Directors listed is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

(c)  Commissions Received By Principal Underwriter
     ---------------------------------------------

                                 Net Underwriting
  Name of Principal               Discounts and           Compensation
     Underwriter                   Commissions            on Redemption
------------------------         ----------------         -------------
  Waddell & Reed, Inc.            $21,171,510.98               -0-

                       Brokerage
                      Commissions             Compensation
                      -----------             ------------
                          -0-                      -0-


Item 30.  Location of Accounts and Records
          --------------------------------

    All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its administrative office.

Item 31.  Management Services
          -------------------

    All management contracts are discussed in Part A or Part B.


Item 32.  Undertakings
          ------------

    (a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

    (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

    (d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                        STATEMENT PURSUANT TO RULE 6c-7
                        -------------------------------

    United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS
                         ------------------------------

    United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES
                                  ----------

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the City of Birmingham and the State of Alabama on the 23rd day of February, 1999.

                                       UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                                       (REGISTRANT)

                                       UNITED INVESTORS LIFE INSURANCE COMPANY
                                       (DEPOSITOR)


                                       By: /s/ Anthony L. McWhorter
                                           ------------------------------------
                                           Anthony L. McWhorter
                                           President

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                         Date
---------                              -----                         ----

/s/ C. B. Hudson           Chairman of the Board of Directors
----------------------     and Chief Executive Officer             2-23-99
C. B. Hudson


/s/ Anthony L. McWhorter   Director and President                  2-23-99
------------------------
Anthony L. McWhorter


/s/ W. Thomas Aycock       Director, Vice President and            2-23-99
------------------------   Chief Actuary
W. Thomas Aycock


/s/ Tony G. Brill          Director and Executive Vice             2-23-99
------------------------   President - Administration
Tony G. Brill


                           Senior Vice President - Marketing
------------------------                                       -------------------
Mark S. McAndrew


                           Director
------------------------                                       -------------------
Larry M. Hutchison


/s/ Michael J. Klyce       Vice President and Treasurer            2-23-99
------------------------
Michael J. Klyce


/s/ James L. Mayton, Jr.   Vice President and Controller           2-23-99
------------------------
James L. Mayton, Jr.


/s/ John H. Livingston     Director, Secretary and Counsel         2-23-99
------------------------
John H. Livingston


/s/ Carol A. McCoy         Director and Assistant Secretary        2-23-99
------------------------
Carol A. McCoy


/s/ Ross W. Stagner        Director and Vice President             2-23-99
------------------------
Ross W. Stagner


/s/ Terry W. Davis         Director                                2-23-99
------------------------
Terry W. Davis

EXHIBIT INDEX

   B4(B)            Annuity Policy, Form VA87.

   B4(F)            Death Benefit and Withdrawals Endorsement, Form VE98